UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 13, 2020
ALEXION PHARMACEUTICALS, INC.
-----------------------------------------------------------
(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
------------------	------------------	---------------
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 Seaport Boulevard, Boston, Massachusetts 02210
---------------------------------------------------------------
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:    (475) 230-2596

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALXN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Please see the disclosure relating to the estimated revenue growth for Alexion Pharmaceuticals, Inc. (“Alexion” or the “Company”) in 2019, set forth under Item 7.01 “Regulation FD Disclosure” of this Current Report on Form 8-K, which is incorporated by reference into this Item 2.02.

Item 7.01 Regulation FD Disclosure.

Alexion Pharmaceuticals, Inc. (“Alexion” or the “Company”) will participate in the 38th Annual J.P. Morgan Healthcare Conference in San Francisco, California on January 13-16, 2020. Alexion Chief Executive Officer, Ludwig Hantson, will make a presentation on Tuesday, January 14th, at 10:30 a.m. ET/7:30 a.m. PT using the slides attached to this Current Report on Form 8-K as Exhibit 99.1 (the “Conference Presentation”) and incorporated herein by reference. The presentation will be webcast live and will be available at http://ir.alexion.com by clicking on an available link.

We expect that Mr. Hantson will discuss during the presentation and the question and answer session, among other things, the following matters:

•Two new additional development programs (ULTOMIRIS IV(CM-TMA) and ALXN1810 Renal Basket);
•As of December 31, 2019, SOLIRIS NMOSD and gMG patients in the United States totaled 1,885;
•Alexion achieved greater than 20% revenue growth in 2019 as compared to 2018 (this amount is a preliminary estimate and is subject to completion of the audit of the income statement for the fiscal year ended December 31, 2019);
•Updated ULTOMIRIS PNH patient conversion numbers (as of January 10, 2020);
•Timing of anticipated future product launches and clinical trials;
•Anticipated neurology patients on Alexion products by 2025;
•Information regarding the expected clinical trial of ULTOMIRIS for ALS;
•Revenue attributable to sales of metabolic products in 2019 (this amount is a preliminary estimate and is subject to completion of the audit of the income statement for the fiscal year ended December 31, 2019); and
•The deadline established in our by-laws for shareholders to nominate directors for consideration at the 2020 annual meeting has passed and we did not receive any director nominations from shareholders.

The information in this Current Report on Form 8-K and the attached Conference Presentation that we expect will be utilized at the 38th Annual J.P. Morgan Healthcare Conference, and the information set forth therein, is being furnished pursuant to Item 2.02 and Item 7.01 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section. Nor shall such documents or information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in the filing unless specifically stated so therein.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1	Corporate Presentation for use at the 38th Annual J.P. Morgan Healthcare Conference on January 14, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2020	ALEXION PHARMACEUTICALS, INC.

By: /s/ Doug Barry
Name: Doug Barry
Title: Vice President, Corporate Law